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                                                                    EXHIBIT 10.1

                              GRANITE CONSTRUCTION

                          EMPLOYEE STOCK OWNERSHIP PLAN


                  As Amended and Restated as of January 1, 1998



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                                TABLE OF CONTENTS

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Section                                                                     Page

 1. Nature of the Plan ....................................................  1
 2. Definitions ...........................................................  2
 3. Eligibility and Participation .........................................  8
 4. Employer Contributions ................................................ 10
 5. Investment of Trust Assets ............................................ 12
 6. Allocations to Participants' Accounts ................................. 14
 7. Allocation Limitations ................................................ 18
 8. Voting or Tender of Stock ............................................. 21
 9. Disclosure to Participants ............................................ 23
10. Vesting and Forfeitures ............................................... 24
11. Years of Vesting Service and Break in Service ......................... 25
12. When Capital Accumulation Will Be Distributed ......................... 27
13. In-Service Distributions .............................................. 29
14. How Capital Accumulation Will Be Distributed .......................... 32
15. No Assignment of Benefits ............................................. 35
16. Administration ........................................................ 35
17. Claims Procedure ...................................................... 39
18. Limitation on Participants' Rights .................................... 40
19. Future of the Plan .................................................... 41
20. "Top-Heavy" Contingency Provisions .................................... 42
21. Governing Law ......................................................... 44
22. Execution ............................................................. 44

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                              GRANITE CONSTRUCTION

                          EMPLOYEE STOCK OWNERSHIP PLAN


                  As Amended and Restated as of January 1, 1998


Section 1.  Nature of the Plan.

            The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of Granite Construction Incorporated (the "Company") and to provide Participants with an opportunity to accumulate capital for their future economic security. The Plan is intended to do this without any deductions from Participants' paychecks and without requiring them to invest their personal savings. The primary purpose of the Plan is to enable Participants to acquire stock ownership interests in the Company. Therefore, the Trust established under the Plan is designed to invest primarily in Stock.

            The Plan is also designed to be available as a technique of corporate finance to the Company. Accordingly, it may be used to accomplish the following objectives:

        (a) To meet general financing requirements of the Company, including capital growth and transfers in the ownership of Stock;

        (b) To provide Participants with beneficial ownership of Stock, substantially in proportion to their relative Compensation, without requiring any cash outlay, any reduction in pay or other personal investment on the part of Participants; and

        (c) To receive loans (or other extensions of credit) to finance the acquisition of Stock, with such loans to be repaid by Employer Contributions to the Trust and dividends received on such Stock.

            The Plan (originally adopted as the Granite Construction Company Employee Stock Ownership Plan effective as of January 1, 1984, and subsequently amended and restated

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effective as of January 1, 1987, and April 20, 1990) is hereby amended and restated as of January 1, 1998. The Plan is a stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and an employee stock ownership plan under Section 4975(e)(7) of the Code. To satisfy applicable requirements of the Code, as amended by the Small Business Job Protection Act of 1996, the fourth sentence of Section 3(c) is amended effective as of December 12, 1994, and the definitions of "Compensation" and "Highly Compensated Employee" in Section 2 and the second and third sentences of Section 12(c) are amended effective as of January 1, 1997.

            All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by an Administrative Committee for the exclusive benefit of Participants (and their Beneficiaries).

Section 2.  Definitions.

            In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:
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            Account ........................    One of two accounts maintained to record the interest
                                                of a Participant under the Plan.  See Section 6.

            Affiliate ......................    Any corporation which is a member of a controlled
                                                group of corporations (within the meaning of
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


                                                Section 414(b) of the Code) of which the
                                                Company is also a member or any trade or
                                                business (whether or not incorporated) which is
                                                under common control with the Company (within
                                                the meaning of Section 414(c) of the Code).

            Allocation Date ................    December 31st of each year (the last day of the Plan
                                                Year).

            Beneficiary ....................    The person (or persons) entitled to receive any benefit
                                                under the Plan in the event of a Participant's death.
                                                See Section 14(b).

            Board of Directors .............    The Board of Directors of the Company.

            Break in Service ...............    A Plan Year in which an Employee is not credited
                                                with more than 500 Hours of Service as a result of his
                                                termination of Service.  See Section 11(b).

            Capital Accumulation ...........    A Participant's vested, nonforfeitable interest in his
                                                Accounts under the Plan.  Each Participant's Capital
                                                Accumulation shall be determined in accordance with
                                                the provisions of Section 10 and distributed as
                                                provided in Sections 12, 13 and 14.

            Code ...........................    The Internal Revenue Code of 1986, as amended.

            Committee ......................    The Administrative Committee appointed by the
                                                Board of Directors to administer the Plan.  See
                                                Section 16.

            Company ........................    Granite Construction Incorporated, a Delaware
                                                corporation.

            Compensation ...................    For Plan Years beginning after December 31, 1997,
                                                the Statutory Compensation paid to an Employee by
                                                his Employer, but excluding (1) reimbursements or
                                                other expense allowances (including travel expense
                                                allowances), (2) fringe benefits (cash and noncash),
                                                (3) moving expenses, (4) welfare benefits, (5) any
                                                amount in excess of $160,000 (as adjusted
                                                periodically after 1998 for increases in the cost of
                                                living pursuant to

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

                                               Section 401(a)(17) of the Code) and
                                               (6) any amount paid to an Employee pursuant to the
                                               terms of a collective bargaining agreement.

                                               For the Plan Year ending December 31, 1997,
                                               only, Statutory Compensation shall include the
                                               amount of an Employee's 401(k) Contributions
                                               under the Profit Sharing Plan and any amounts
                                               that are contributed by an Employer on his
                                               behalf that are not included in gross income
                                               under Section 125 of the Code.

            Disability ....................... Any mental or physical incapacity of an Employee that, in the opinion of a licensed physician selected by
                                               the Company, renders the Employee totally and
                                               permanently incapable of performing his assigned
                                               duties with an Employer and results in his termination
                                               of Service.

            Employee ......................... Any individual who is treated by an Employer as a common-law employee.  A leased employee, as
                                               described in Section 414(n) of the Code, is not an
                                               Employee for purposes of this Plan.

            Employer ......................... The Company and each Affiliate which is designated as an Employer by the Board of Directors and which
                                               adopts the Plan for the benefit of its Employees.

            Employer Contributions ........... Payments made to the Trust by an Employer.  See
                                               Section 4.

            ERISA ............................ The Employee Retirement Income Security Act of
                                               1974, as amended.

            Fair Market Value ................ The fair market value of Stock, as determined by the
                                               Committee for all purposes under the Plan based upon
                                               prices quoted on the New York Stock Exchange.

            Financed Shares .................. Shares of Stock acquired by the Trust with the proceeds of a Loan.
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            Forfeiture ....................... The portion of a Participant's Accounts which does not become a part of his Capital Accumulation and
                                               which is forfeited under Section 10(b).

            Highly Compensated
            Employee ......................... An Employee who (1) was a "5% owner" at any time during the Plan Year or preceding Plan Year, or (2)
                                               received Statutory Compensation in excess of $80,000
                                               in the preceding Plan Year and was a member of the
                                               top-paid 20% group of Employees for such preceding
                                               Plan Year.  The $80,000 amount shall be adjusted
                                               after 1997 for increases in the cost of living pursuant
                                               to Section 414(q)(1) of the Code.

            Hour of Service .................. Each hour of Service for which an Employee is credited under the Plan, as described in Section 3(d).

            Loan ............................. A loan (or other extension of credit) used by the Trust to finance the acquisition of Stock, which loan may
                                               constitute an extension of credit to the Trust from a
                                               party in interest (as defined in ERISA).  See Section
                                               5(b).

            Nonstock Account ................. The Account which reflects each Participant's interest under the Plan attributable to Trust Assets other than
                                               Stock.  See Section 6.

            Participant ...................... Any Employee or former Employee who has met the applicable eligibility requirements of Section 3 and
                                               who has not yet received a complete distribution of
                                               his Capital Accumulation.

            Plan ............................. The Granite Construction Employee Stock Ownership
                                               Plan, which includes this Plan and the Trust
                                               Agreement.

            Plan Year ........................ The 12-month period ending on each Allocation Date
                                               (and coinciding with each calendar year, which is the
                                               taxable year of the Company).
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

            Profit Sharing Plan .............. The Granite Construction Company Profit Sharing
                                               and 401(k) Plan, a profit sharing plan under Section
                                               401(a) of the Code that includes a "cash or deferred
                                               arrangement" under Section 401(k) of the Code.

            Retirement ....................... Termination of Service on or after attaining age 55 or, if later, the completion of ten Years of Vesting
                                               Service (but not later than the date he attains age 65
                                               or, if later, the fifth anniversary of the date he became
                                               a Participant).

            Service .......................... Employment with the Company and or any Affiliate.
                                               For any corporation or other business entity which is
                                               designated as an Employer whose Employees are
                                               eligible to participate in the Plan and for the
                                               employees of any other business substantially all the
                                               assets of which are acquired by an Employer, the
                                               Board of Directors may grant the Employees of such
                                               entity credit for their years of service with such entity
                                               (prior to the date that such entity became an Affiliate)
                                               for purposes of eligibility and vesting under the Plan.
                                               Such grant shall be evidenced by action of the Board
                                               of Directors and attached to and made a part of this
                                               Plan.

            Statutory Compensation ........... For Plan Years beginning after December 31, 1997, the total remuneration paid to an Employee by an
                                               Employer during the Plan Year for personal services
                                               rendered, plus the amount of his 401(k) Contributions
                                               under the Profit Sharing Plan and any amounts that
                                               are contributed by an Employer on his behalf that are
                                               not included in gross income under Section 125 of the
                                               Code, but excluding employer contributions to a plan
                                               of deferred compensation, amounts realized in
                                               connection with stock options and amounts which
                                               receive special tax benefits.

                                               For the Plan Year ending December 31, 1997,
                                               only, Statutory Compensation shall not include
                                               the amount of an Employee's 401(k) Contributions

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                                                under the Profit Sharing Plan and any amounts
                                                that are contributed by an Employer on his
                                                behalf that are not included in gross income
                                                under Section 125 of the Code (except for
                                                purposes of determining whether an Employee is a
                                                Highly Compensated Employee for such Plan Year).

            Stock ............................. Shares of common stock issued by the Company.

            Stock Account ..................... The Account which reflects each Participant's interest in Stock held under the Plan.  See Section 6.

            Trust ............................. The Granite Construction Employee Stock Ownership
                                                Trust, created by the Trust Agreement entered into
                                                between the Company and the Trustee.

            Trust Agreement ................... The Agreement between the Company and the Trustee establishing the Trust and specifying the duties of the
                                                Trustee.

            Trust Assets ...................... The Stock (and other assets) held in the Trust for the benefit of Participants.  See Section 5.

            Trustee ........................... The Trustee (and any successor Trustee) appointed by the Board of Directors to hold the Trust Assets.

            Valuation Date .................... The Allocation Date of each Plan Year or the last day of such interim period as the Committee, in its
                                                discretion, may prescribe.

            Year of Vesting Service ........... Each Plan Year in which an Employee is credited with at least 1000 Hours of Service.  See Section 11(a).
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Section 3.  Eligibility and Participation.

            (a) Each Employee who was a Participant on December 31, 1997, shall continue as a Participant. Each other Employee shall become a Participant as of Allocation Date of the Plan Year in which his Service began if he is credited with at least 1000 Hours of Service during that Plan Year and is still an Employee on the Allocation Date; provided, however, that an Employee who incurs a Disability during that Plan Year while an Employee shall become a Participant on the date of Disability and an Employee who dies during that Plan Year while an Employee shall become a Participant on the day prior to his date of death.
Each other Employee who does not become a Participant pursuant to the preceding sentence shall become a Participant as of the June 30th or December 31st coinciding with or next following the date on which he is credited with at least
1000 Hours of Service over a period that does not exceed 12 consecutive months, provided that he is still an Employee on such June 30th or December 31st. For this purpose, the eligibility computation period for determining the 1,000 Hours of Service requirement in the preceding sentence shall initially be the period of 12 consecutive months beginning on the Employee's initial date of Service and thereafter shall be the period of 12 consecutive months beginning on the anniversary date of the Employee's initial date of Service.

            Employees whose terms of employment are covered by a collective bargaining agreement shall not be eligible to participate in the Plan unless the collective bargaining agreement specifically provides for such Employees to participate in the Plan. Employees who are nonresident aliens who receive no earned income from the Company or an Affiliate that constitutes income from sources within the United States shall not be eligible to participate in the Plan. An Employee who ceases to be ineligible to participate in the Plan shall become a



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Participant as of the later of the date he ceases to be ineligible or the date described in the preceding paragraph.

            (b) A Participant is entitled to share in the allocation of Employer
Contributions and Forfeitures under Section 6(a) for each Plan Year in which he is credited with at least 1000 Hours of Service and in which he is an Employee on the Allocation Date. A Participant is also entitled to share in the allocation of Employer Contributions and Forfeitures for the Plan Year of his Retirement, Disability or death.

            (c) A former Participant who is reemployed by an Employer shall become a Participant as of the date of his reemployment. A former Employee who is reemployed by an Employer and who previously satisfied the service requirement described in Section 3(a) shall become a Participant as of the later of the date of his reemployment or the date described in Section 3(a).
Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

            (d) Hours of Service - For purposes of determining the Hours of Service to be credited to an Employee under the Plan, the following rules shall be applied:

                        (1) Hours of Service shall include each hour of Service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed (irrespective of whether Service has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or paid leave of absence; and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does

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                            not perform any duties (whether or not such
                            period occurs in a single Plan Year or 12 month
                            period, with respect to an Employee's initial
                            eligibility computation period).

                (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs (b) and (c) of Section
                            2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

                (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

                (4) Hours of Service that are credited for the performance of duties shall be determined from records maintained by the Employer;
                            provided, however, that, in the case of an Employee whose Compensation is not determined on the basis of certain amounts for each hour worked and whose hours are not required to be counted and recorded by any Federal law (such as the Fair Labor
                            Standards Act), such Employee's Hours of
                            Service need not be determined from
                            employment records, and such Employee shall be credited with ten Hours of Service for each day in which he would be credited with any Hours of Service. Hours of Service that are credited for periods during which no duties are performed or for back pay shall be credited on the basis of 40 Hours of Service for each week or eight Hours of Service for each day.

Section 4.  Employer Contributions.

            (a) Employer Contributions shall be paid to the Trustee for each Plan Year in such amounts (or under such formula) as may be determined by the Board of Directors; provided, however, that the amount of Employer Contributions must be at least sufficient to enable the Plan to make payments of principal and/or interest on an outstanding Loan and that Employer


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Contributions shall not be made for any Plan Year in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitation described in Section 7(a) or in amounts which are not deductible under Section
404(a) of the Code.

            (b) Employer Contributions for each Plan Year shall be paid to the Trustee not later than the due date (including extensions) for filing the Company's Federal income tax return for that Plan Year. Employer Contributions may be paid in cash and/or in shares of Stock, as determined by the Board of Directors; provided, however, that the Board of Directors may determine that Employer Contributions may be paid as provided in Section 5(c) with notice to the Committee and the Trustee. The amount of any Employer Contributions that are paid in the form of shares of Stock shall be based upon Fair Market Value as of the date such shares are issued to the Trust.

            (c) Any Employer Contributions which are not deductible under
Section 404(a) of the Code may be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the payment to the Trust.

            (d) No Participant shall be required or permitted to make contributions to the Trust.



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Section 5.  Investment of Trust Assets.

            (a) In General - Trust Assets will be invested by the Trustee primarily (or exclusively) in Stock in accordance with directions from the Committee. Employer Contributions (and other Trust Assets) may be used to acquire shares of Stock through open-market purchases, from any Company shareholder in a privately-negotiated transaction or from the Company. The
Trustee may also invest Trust Assets in such other prudent investments as the Committee deems to be desirable for the Trust, or Trust Assets may be held temporarily in cash. All purchases of Stock by the Trustee shall be made only as directed by the Committee and all purchases from a party in interest (as defined in ERISA) shall be made only at prices which do not exceed Fair Market Value.
The Committee may direct the Trustee to invest and hold up to 100% of the Trust
Assets in Stock.

            (b) Loans - With the approval of the Board of Directors, the Committee may direct the Trustee to incur Loans from time to time to finance the acquisition of Stock (Financed Shares) or to repay a prior Loan. An installment obligation incurred in connection with the purchase of Stock shall be treated as a Loan, and all indebtedness incurred in connection with a single acquisition of Stock shall be treated as one Loan. A Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. A Loan may be secured by a pledge of the Financed Shares so acquired (or acquired with the proceeds of a prior Loan which is being refinanced). No other Trust Assets may be pledged as collateral for a Loan, and no lender shall have recourse against Trust Assets except for Financed Shares remaining pledged to the lender. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Loan are made by the


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Trustee and such Financed Shares are allocated to Participants' Stock Accounts under Section 6(b). If the lender is a party in interest (as defined in ERISA), any pledge of Financed Shares must provide for a transfer of Trust Assets to the lender on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Loan.

        (c) Loan Payments - Payments of principal and/or interest on any Loan shall be made by the Trustee (as directed by the Committee) only from Employer
Contributions paid in cash to enable the Trust to repay such Loan, from earnings attributable to such Employer Contributions and from any cash dividends received by the Trust on the Financed Shares (whether allocated or unallocated) purchased with the proceeds of such Loan; and the payments made with respect to a Loan for a Plan Year must not exceed the sum of such Employer Contributions, earnings and dividends for that Plan Year (and prior Plan Years), less the amount of such payments for prior Plan Years. If the Company is the lender with respect to a Loan, Employer Contributions may be paid in the form of cancellation of indebtedness under the Loan. If the Company is not the lender with respect to a Loan, the Company may elect to make payments on the Loan directly to the lender and to treat such payments as Employer Contributions.

        (d) Sales of Stock - Subject to the approval of the Board of Directors or except as otherwise provided in Section 8(b), the Committee may direct the Trustee to sell shares of Stock to any person (including the Company), provided that any such sale must be made at a price not less favorable to the Plan than Fair Market Value as of the date of the sale and may be made only in compliance with Federal and state securities laws. Notwithstanding the provisions of
Section 5(c), the Committee may direct the Trustee to apply the proceeds from the sale of


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unallocated Financed Shares (in the Loan Suspense Account described in Section
6(b)) to repay the Loan (incurred to finance the purchase of such Financed
Shares) in the event of the merger, consolidation or sale of all or substantially all of the assets of the Company or sale of all or substantially all of the Stock of the Company or the termination of the Plan or if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code. Any decision by the Committee to direct the Trustee to sell Stock under this Section 5(d) must comply with the fiduciary duties applicable Section
404(a)(1) of ERISA and with the primary benefit rule of Section 408(b)(3)(A) of EPISA and Section 4975(d)(3)(A) of the Code, if applicable.

Section 6.  Allocations to Participants' Accounts.

            A Stock Account and a Nonstock Account shall be maintained to reflect the interest of each Participant under the Plan.

            Stock Account - The Stock Account maintained for each Participant will be credited annually with his allocable share of Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust as an Employer Contribution, with any Forfeitures of Stock and with any stock dividends on Stock allocated to his Stock Account.

            Nonstock Account - The Nonstock Account maintained for each
Participant will be credited annually with his allocable share of Employer
Contributions that are not in the form of Stock, with any Forfeitures from Nonstock Accounts, with any cash dividends on Stock allocated to his Stock
Account (other than currently distributed dividends) and any net income (or loss) of the Trust. Such Account will be debited for the Participant's share of any cash

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payments made by the Trustee for the acquisition of Stock or for the payment of any principal and/or interest on a Loan.

            The allocations to Participants' Accounts for each Plan Year will be made as follows:

            (a) Employer Contributions and Forfeitures - Employer Contributions under Section 4(a) and Forfeitures under Section 10(b) for each Plan Year shall be allocated as of the Allocation Date among the Accounts of Participants so entitled under Section 3(b) in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitations described in Section 7.

            (b) Financed Shares - Any Financed Shares acquired by the Trust shall initially be credited to a "Loan Suspense Account" and will be allocated to the Stock Accounts of Participants only as payments on the Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense
Account for allocation to Participants' Stock Accounts for each Plan Year shall be determined by the Committee (as of each Allocation Date) as follows:

                        (1) Principal/Interest Method - The number of Financed
Shares held in the Loan Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and/or interest paid on the Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on that Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the current Allocation Date.


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                        (2) Principal Only Method - The Committee may elect (as
to each Loan) or the provisions of the Loan may provide for the release of
Financed Shares from the Loan Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Loan. This method may be used only to the extent that: (A) the Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (B) interest included in any payment on the Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (C) the entire duration of the Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Loan.

            In each Plan Year in which Trust Assets are applied to make payments on a Loan, the Financed Shares released from the Loan Suspense Account in accordance with the provisions of this Section 6(b) shall be allocated among the Stock Accounts of Participants in the manner determined by the Committee based upon the source of funds (Employer Contributions, earnings attributable to such Employer Contributions and cash dividends on Financed Shares allocated to Participants' Stock Accounts or cash dividends on Financed Shares credited to the Loan Suspense Account) used to make the payments on the Loan. If cash dividends on Financed Shares allocated to a Participant's Stock Account are used for payments on a Loan, Financed Shares (representing that portion of such payments and whose Fair Market Value is at least equal to the amount of such dividends) released from the Loan Suspense Account shall be allocated to that Participant's Stock Account.

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        (c) Net Income (or Loss) of the Trust - The net income (or loss) of the
Trust for each Plan Year will be determined as of the Valuation Date. Prior to the allocation of Employer Contributions and Forfeitures for the Plan Year, each
Participant's share of any net income (or loss) will be allocated to his
Nonstock Account in the ratio that the balance of his Nonstock Account on the preceding Valuation Date (reduced by any distribution of Capital Accumulation from such Account since the preceding Valuation Date) bears to the sum of such
Account balances for all Participants as of that date. The net income (or loss)
of the Trust includes the increase (or decrease) in the fair market value of
Trust Assets (other than Stock), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on allocated Stock) since the preceding Valuation Date, reduced by any expenses charged to the Trust Assets since the preceding Valuation Date. The determination of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under a Loan.

        (d) Dividends on Stock - Any cash dividends received on shares of Stock allocated to Participants' Stock Accounts will be allocated to the respective
Nonstock Accounts of such Participants. Any cash dividends received on unallocated shares of Stock (including any Financed Shares credited to the Loan
Suspense Account) shall be included in the computation of the net income (or loss) of the Trust. Any stock dividends received on Stock shall be credited to the Accounts (including the Loan Suspense Account) to which such Stock was allocated. Any cash dividends which are currently distributed to Participants
(or their Beneficiaries) under Section 13(a) shall not be credited to their Nonstock Accounts.

                                      -17-

        (e) Accounting for Allocations - The Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The Committee shall maintain adequate records of the aggregate cost basis of Stock allocated to each Participant's Stock Account. The Committee shall also keep separate records of Financed Shares acquired with the proceeds of each Loan and of Employer Contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Loan. From time to time, the Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 6 and the requirements of the Code and ERISA.

Section 7.  Allocation Limitations.

            (a) Limitation on Annual Additions - The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                        (1)         25% of his Statutory Compensation; or

                        (2) $30,000, as may be adjusted for increases in the cost of living pursuant to Section 4l5(d)(l)(C) of the Code.

For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, excluding any Employer Contributions which are used by the Trust (not later than the due date, including extensions, for filing the Company's Federal income tax return for that Plan Year) to pay interest on a Loan and any Financed Shares which are allocated as Forfeitures, plus any employer contributions (including 401(k) contributions) and forfeitures allocated to him under the Profit Sharing Plan for the Plan Year. In determining such Annual Additions, Forfeitures of Stock shall be included at the Fair Market Value as of the Allocation Date and Employer Contributions in the form of Stock shall be included at the Fair Market Value as of the date such shares are issued to the Trust.

            If the aggregate amount that would be allocated to the accounts of a Participant under this Plan and the Profit Sharing Plan in the absence of this limitation would exceed the amount set forth in this limitation, then, to the extent necessary, the Participant's Annual Additions for the Plan Year shall be reduced and reallocated to the Accounts of Participants not affected by this limitation for the Plan Year in the following order: (1) any profit sharing contributions under the Profit Sharing Plan made on the Participant's behalf for the Plan Year shall be reduced, (2) any "additional 401(k) contributions" made on a Participant's behalf for the Plan Year under the Profit Sharing Plan shall be returned to the Participant as Compensation (together with any income attributable thereto), (3) any 401(k) contributions (other than "additional 401(k) contributions") under the Profit Sharing Plan made on the Participant's behalf for the Plan Year shall be returned to the Participant as Compensation (together with any income attributable thereto), (4) any matching contributions under the Profit Sharing Plan made on the Participant's behalf for the Plan Year shall be reduced and (5) any Employer Contributions under this Plan made on the Participant's behalf for the Plan Year shall be reduced.

            If, after such reductions, there are any Forfeitures which can be allocated to no Participant's Accounts by reason of this limitation, such Forfeitures shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan Year).

            (b) Limitations on Highly Compensated Employees - Not more than one-third of the Employer Contributions for the Plan Year applied to pay principal and/or interest on a Loan may be allocated to Participants who are Highly Compensated Employees. The Committee shall reallocate Employer Contributions to the extent necessary to satisfy this special rule. The Annual Additions under Section 7(a) with respect to Financed Shares released from the Loan Suspense Account (by reason of Employer Contributions used for payments on a Loan) and allocated to Participants' Stock Accounts shall be based upon the lesser of (A) the amount of such Employer Contributions (as determined after application of the preceding sentence); or (B) the Fair Market Value of such allocated Financed Shares as of the Allocation Date. Annual Additions shall not include any allocation attributable to proceeds from the sale of Financed Shares by the Trust or to appreciation (realized or unrealized) in the Fair Market Value of Stock.

            (c) Limitation on Electing Shareholder - If a shareholder of Granite Construction Company sold stock of Granite Construction Company to the Trust on or before October 22, 1986, and elected nonrecognition of gain under Section 1042 of the Code, no portion of the stock purchased in any such transaction (or any dividends or other income attributable thereto) may be allocated to the Accounts of:

                 (1) any Participant who has made an election under Section 1042 of the Code;

                 (2) any Participant who is such selling shareholder's spouse, brother or sister (whether by the whole or half blood), ancestor or lineal descendant (except as to certain lineal descendants, to the extent provided in Section 409(n)(3)(A) of the Code), or any other person who bears a relationship to such selling shareholder that is described in
                             Section 267(b) of the Code; or

                 (3) any Participant owning (as determined under Section 318(a) of the Code) more than 25% in value of such stock.

            To the extent that a Participant is subject to the allocation limitation described in this Section 7(c) for a Plan Year, he shall not share in the allocation of Employer Contributions and Forfeitures.

Section 8.  Voting or Tender of Stock.

            (a) Voting Stock - All shares of Stock held by the Trust shall be voted by the Trustee only in accordance with the provisions of this Section 8(a). Each Participant (or Beneficiary) will be entitled to direct the Trustee as to the manner in which shares of Stock then allocated to his Stock Account will be voted. Each Participant (or Beneficiary) will also be entitled to separately direct the Trustee as to the manner in which a portion of the shares of Stock not then allocated to Participants' Stock Accounts will be voted. The portion of the unallocated shares of Stock with respect to which a Participant (or Beneficiary) may give voting instructions to the Trustee shall be the total number of unallocated shares of Stock held by the Trust multiplied by a fraction, the numerator of which is the number of shares of Stock then allocated to his Stock Account and the denominator of which is the total number of shares allocated to Participants'

Stock Accounts. Each Participant (or Beneficiary) who is entitled to direct the Trustee as to the manner in which shares of Stock will be voted shall be provided with the proxy statement and other materials provided to Company shareholders in connection with each shareholder meeting, together with a form or forms upon which the Participant (or Beneficiary) shall have the right to give confidential voting instructions to the Trustee separately for the allocated and the unallocated shares. A Participant (or Beneficiary) who does not give instructions to the Trustee shall be treated as having authorized the Committee to direct the Trustee as to the voting of his shares.

            (b) Tender Offer - In the event that there should be a tender or exchange offer for Stock, the response to such offer by the Trustee shall be only in accordance with the provisions of this Section 8(b). Each Participant (or Beneficiary) will be entitled to direct the Trustee as to the manner in which to respond to such offer with respect to shares of Stock then allocated to his Stock Account. Each Participant (or Beneficiary) will also be entitled to separately direct the Trustee as to the manner in which to respond to such offer with respect to a portion of the shares of Stock not then allocated to Participants' Stock Accounts. The portion of the unallocated shares of Stock with respect to which a Participant (or Beneficiary) may give instructions to the Trustee shall be the total number of unallocated shares of Stock held by the Trust multiplied by a fraction, the numerator of which is the number of shares of Stock then allocated to his Stock Account and the denominator of which is the total number of shares allocated to Participants' Stock Accounts. Each Participant (or Beneficiary) who is entitled to direct the Trustee as to the manner in which the Trustee will respond to any such offer shall be provided with the tender offer materials and the Participant (or Beneficiary) shall have the right to provide confidential instructions to the Trustee as to the manner in which to respond to such offer with respect to the shares of Stock then allocated to his Stock Account and separately with respect to a portion of the shares of Stock not then allocated to Participants' Stock Accounts. A Participant (or Beneficiary) who does not give instructions to the Trustee shall be treated as having directed the Trustee not to tender.

            (c) Participant as Named Fiduciary - Each Participant (or Beneficiary) shall be a named fiduciary of the Plan for the purpose of providing directions as to the voting of the shares of Stock allocated to his Stock Account and a portion of the shares of Stock not then allocated to Participants' Stock Accounts pursuant to Section 8(a) and as to the tendering of such shares of Stock pursuant to Section 8(b).

Section 9.  Disclosure to Participants.

            (a) Summary Plan Description - Each Participant shall be furnished with the summary plan description of the Plan required by Sections 102(a)(l) and 104(b)(l) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and Department of Labor regulations thereunder.

            (b) Summary Annual Report - Within two months after the due date for filing the annual return/report (Form 5500) for the Plan with the Internal Revenue Service, each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the U. S. Department of Labor.

            (c) Annual Statement - Following each Allocation Date, each Participant shall be furnished with a statement reflecting the following information:

                (1) The balances (if any) in his Accounts as of the beginning of the Plan Year.

                (2) The amount of Employer Contributions and Forfeitures allocated to his Accounts for that Plan Year.

                (3) The adjustments to his Accounts to reflect his share of dividends (if any) on Stock and any net income (or loss) of the Trust for that Plan Year.

                (4) The new balances in his Accounts, including the number of shares of Stock allocated to his Stock Account and the Fair Market Value as of that Allocation Date.

                (5) His number of Years of Vesting Service and his vested percentage in his Account balances (under Sections 10 and 11) as of that Allocation Date.

            (d) Additional Disclosure - The Company shall make available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the Company shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the U. S. Department of Labor.

Section 10.  Vesting and Forfeitures.

            (a) Vesting - A Participant's interest in his Accounts shall become 100% vested and nonforfeitable without regard to his Years of Vesting Service if he (A) is eligible for Retirement

(whether or not he actually terminates Service), (B) terminates Service by reason of Disability, (C) dies while employed by the Company or an Affiliate, or
(0) completes five Years of Vesting Service.

            (b) Forfeitures - Any portion of the final balances in a Participant's Accounts which is not vested (and does not become part of his Capital Accumulation) will become a Forfeiture as of the Allocation Date of the Plan Year in which he incurs a five-consecutive-year Break in Service (or in which he dies, if earlier). Forfeitures shall first be charged against a Participant's Nonstock Account, with any balance charged against his Stock Account (at Fair Market Value). Financed Shares shall be forfeited only after other shares of Stock have been forfeited. All Forfeitures will be reallocated to the Accounts of remaining Participants, as provided in Section 6(a), as of the Allocation Date of the Plan Year in which a five-consecutive-year Break in Service occurs (or in which the Participant dies, if earlier).

Section 11.  Years of Vesting Service and Break in Service.

            (a) Years of Vesting Service - An Employee's Years of Vesting Service shall be the number of Plan Years in which he is credited with at least 1000 Hours of Service. Years of Vesting Service shall include such Service with the Company or any Affiliate.

            (b) Break in Service - A one-year Break in Service shall occur in a Plan Year in which an Employee is not credited with more than 500 Hours of Service as a result of his termination of Service. A five-consecutive-year Break in Service shall be five consecutive one-year Breaks in Service.

            For purposes of determining whether a Break in Service has occurred, if an Employee begins a maternity/paternity absence described in Section 411(a)(6)(E)(i) of the Code or a leave covered under the Family and Medical Leave Act of 1993, the computation of his Hours of Service shall include the Hours of Service that would have been credited if they had not been so absent (or eight Hours of Service for each normal work day of such absence if the actual Hours of Service cannot be determined). For purposes of this Section 11(b), a maternity/paternity absence means an absence from work (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which such absence begins (if such crediting will prevent him from incurring a Break in Service in such Plan Year) or in the next following Plan Year.

            In addition, if an Employee is eligible for and is granted leave pursuant to the Company's family care leave plan, a Break in Service shall not occur if the Employee returns to Service with an Employer, without any intervening employment with another employer, immediately following the expiration of such leave and remains employed for a period of 90 days thereafter. The Employee shall be credited with the Hours of Service that would have been credited if he had not been so absent (or eight Hours of Service for each normal work day of such absence if the actual Hours of Service cannot be determined) up to a maximum of 501 Hours of Service for each Plan Year during the period of such absence (if such crediting will prevent him from incurring a Break in Service for any such Plan Year).

            (c) Reemployment - If a former Employee is reemployed after a one-year Break in Service, the following special rules shall apply in determining his Years of Vesting Service:

                        (1) New Accounts may be established to reflect his interest in the Plan attributable to Service after the Break in Service.

                        (2) If he is reemployed after the occurrence of a five-consecutive-year Break in Service, Years of Vesting Service after the Break in Service will not increase his vested interest in his Accounts attributable to Service prior to the Break in Service.

                        (3) After he completes one Year of Vesting Service following reemployment, his Years of Vesting Service will include his Years of Vesting Service accumulated prior to the Break in Service.


Section 12.  When Capital Accumulation Will Be Distributed.

            (a) Except as otherwise provided in Sections 12(c) and 13, a Participant's Capital Accumulation will be distributed following his termination of Service, but only at the time and in the manner determined by the Committee. If the value of a Participant's Capital Accumulation at the time distribution would otherwise commence under this Section 12 exceeds $5,000, no portion of his Capital Accumulation may be distributed to him before he attains age 65 without his written consent.

            (b) In the event of a Participant's Retirement, Disability or death, distribution of his Capital Accumulation shall occur during the Plan Year following the Plan Year in which his Retirement, Disability or death occurs. If a Participant's Service terminates for any other reason, distribution of his Capital Accumulation shall occur during the Plan Year in which the third anniversary of his termination of Service occurs (or, if earlier, during the Plan Year following the Plan Year in which he would be eligible for Retirement (as a result of attaining the requisite age and having previously completed the requisite number of Years of Vesting Service), incurs a Disability or dies).

            (c) Distribution of a Participant's Capital Accumulation shall commence not later than 60 days after the Allocation Date coinciding with or next following the latest of (l) the date of his 65th birthday, (2) the l0th anniversary of the date he became a Participant, or (3) the date he terminates Service. The distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a calendar year and either has (1) terminated Service or
(2) is a "5% owner" (as defined in Section 416(i)(l)(B)(i) of the Code) must occur not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including
Section 1.40l(a)(9)-2. Distributions shall be offered to any other Participant who attains age 70 1/2 before January 1, 1999, to the extent required under Sections 401(a)(9) and 41l(d)(6) of the Code and the regulations issued thereunder. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall commence within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

            (d) If a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts will continue to be treated as described in
Section 6. However, except as otherwise provided in Section 3(b), such Accounts shall not be credited with any additional Employer Contributions and Forfeitures. If the distribution of a Participant's Capital

Accumulation does not occur during the Plan Year following the Plan Year in which his Service terminates, his entire Capital Accumulation may be segregated and invested in assets other than Stock (as determined by the Committee).

            (e) Notwithstanding any other provision of this Plan, all or a portion of a Participant's Capital Accumulation may be distributed at any time to the Participant's former spouse or other alternate payee, even prior to the Participant's "earliest retirement age" (as defined in Section 414(p) of the Code), if such distribution is made pursuant to and in accordance with the terms of a "qualified domestic relations order" ("QDRO"), including QDROs which were received prior to January 1, 1999. Such distribution will occur in a single lump sum in the manner described in Section 14(a) as soon as practicable following the date that the Committee determines that the order constitutes a QDRO. If the value of a Participant's Capital Accumulation exceeds $5,000 (at the time a distribution to the Participant's former spouse or other alternate payee would otherwise be available under this Section 12(e)), no portion of such Capital Accumulation may be distributed to his former spouse or other alternate payee, without the written consent of such former spouse or other alternate payee.


Section 13.  In-Service Distributions.

            (a) Cash Dividends - If so determined by the Board of Directors, any cash dividends payable on Stock allocated to the Stock Accounts of Participants may be paid currently (or within 90 days after the end of the Plan Year in which the dividends are paid to the Trust) in cash by the Trustee to such Participants (or their Beneficiaries) on a nondiscriminatory basis, or the Company may pay such dividends directly to the Participants (or Beneficiaries). Such distribution (if any) of cash dividends may be limited to Participants who are still Employees, may be limited to dividends on shares of Stock which are then vested or may be applicable to cash dividends on all shares allocated to Participants' Stock Accounts.

            (b) Withdrawals - A Participant who has attained age 55 and completed at least ten Years of Participation in the Plan shall be notified of his right to elect to (1) withdraw in cash a portion of the balance in his Stock Account attributable to shares of Stock acquired by the Trust after December 31, 1986, or (2) have a portion of his Stock Account transferred to the Profit Sharing Plan, as provided in Section 401(a)(28)(B) of the Code. An election to make a withdrawal or transfer must be made on the prescribed form and filed with the Committee within the 90-day period immediately following the Allocation Date of a Plan Year in the Election Period. For purposes of this Section 13(b), "Years of Participation" includes only those Plan Years in which the Participant is eligible to receive an allocation of Employer Contributions and Forfeitures pursuant to Section 3(b), and the "Election Period" means the period of six consecutive Plan Years beginning with the Plan Year in which the Participant first becomes eligible to make a withdrawal or transfer.

            For each of the first five Plan Years in the Election Period, the Participant may elect to withdraw or transfer an amount which does not exceed 25% of the number of shares of Stock allocated to his Stock Account, less all amounts previously withdrawn or transferred under this Section 13(b). In the case of the sixth Plan Year in the Election Period, the Participant may elect to withdraw or transfer an amount which does not exceed 50% of the number of shares of Stock allocated to his Stock Account, less all amounts previously withdrawn or transferred under this Section 13(b). No election shall be permitted if the balance in a Participant's Stock

Account as of the Allocation Date of the first Plan Year in the Election Period has a Fair Market Value of $500 or less, unless and until the balance in his Stock Account as of a subsequent Allocation Date in the Election Period exceeds $500. Any withdrawal or transfer under this Section 13(b) shall be made within 90 days after the 90-day period in which the election may be made. A withdrawal shall be treated as a distribution which is subject to the provisions of Sections 14(c) and (e).

            (c) Hardship Withdrawals -

               (1) A Participant who is an Employee and who is not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, may request a hardship withdrawal of a portion of his Capital Accumulation if he needs funds for the following reasons:

                     (i) costs directly related to the purchase of a principal residence for the
                                 Participant (excluding mortgage payments);

                     (ii)        reimbursement of tuition and
                                 related educational fees,
                                 including room and board and the
                                 cost of textbooks, for
                                 post-secondary education of the
                                 Participant, his spouse, his
                                 children or his dependents (as
                                 defined in Section 152 of the
                                 Code); or

                     (iii)       payments necessary to prevent
                                 the eviction of the Participant
                                 from his principal residence or
                                 foreclosure on the mortgage on
                                 that residence.

            (2) A withdrawal of less than $1,000 will not be permitted, and no more than two withdrawals will be permitted in each Plan Year. The determination of the amount of funds needed by the Participant may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. The maximum aggregate amount that may be withdrawn under this Section 13(c) is the lesser of
(l) 40% of the Participant's Capital Accumulation or (2) $200,000 (less any amount withdrawn under the Profit Sharing Plan). A withdrawal shall be disbursed proportionately from the Participant's Stock Account and Nonstock Account and, within the Participant's Stock Account, proportionately from shares of Stock acquired by the Trust prior to January 1, 1987, and shares of Stock acquired by the Trust after December 31, 1986. Any withdrawal under this Section 13(c) shall be requested and effected in accordance with such rules and procedures as may be established from time to time by the Committee.

Section 14.  How Capital Accumulation Will Be Distributed.

            (a) The Trustee will make distributions from the Trust only as directed by the Committee. Distribution of a Participant's Capital Accumulation will be made in a single lump sum in whole shares of Stock, cash or a combination of both, as determined by the Committee; provided, however, that (except as provided in Section 13(b)), the Committee shall notify the Participant of his right to demand distribution of his Capital Accumulation entirely in whole shares of Stock (with only the value of any fractional share paid in cash).

            (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if living, and if not, to his Beneficiary. In the event of a Participant's death, his Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the written consent of his spouse, if any, acknowledging the effect of the consent and witnessed by a notary public or Plan representative) may designate a different Beneficiary (and contingent Beneficiaries) from time to time by filing a written designation with the Committee. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary in a single lump sum as soon as practicable (but in no event later than the December 3 1st of the calendar year that includes the fifth anniversary of his death), whether or not such distribution has previously commenced.

            (c) The Company shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust (other than any dividend distributions under Section 13(a)). If the Committee so elects for a Plan Year, distributions to Participants may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided, however, that no such distribution to a Participant shall be made unless (1) the Participant is informed that he has the right for a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option), and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.
            (d) All shares of Stock distributed under the Plan will be readily tradable on an established market; provided, however, that shares of Stock held or distributed by the Plan may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws. Except as otherwise provided in this Section 14(d), no shares of Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section 14(d) shall continue to be applicable to Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

            (e) If a distribution of a Participant's Capital Accumulation is not the minimum amount required to be distributed pursuant to the second and third sentences of Section 12(c), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions." If such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is either an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code. Any election under this Section 14(e) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.

Section 15.  No Assignment of Benefits.

            A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with a "qualified domestic relations order" (as defined in Section 414(p) of the Code).

Section 16.  Administration.

            (a) Administrative Committee - The Plan will be administered by an Administrative Committee composed of not fewer than three individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The members of the Committee shall be the named fiduciaries with authority to control and manage the operation and administration of the Plan. Members of the Committee need not be Employees or Participants. Any Committee member may resign by giving notice, in writing, to the Board of Directors.

            (b) Committee Action - Committee action will be by vote of a majority of the members at a meeting or in writing by all the members without a meeting. A Committee member who is a Participant shall not vote on any question relating specifically to himself.

            The Committee shall choose from its members a Chairman and a Secretary. The Chairman or the Secretary of the Committee shall be authorized to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

            (c) Powers and Duties of the Committee - The Committee shall have all powers necessary to enable it to administer the Plan and the Trust Agreement in accordance with their provisions, including without limitation the following:

                  (1) resolving all questions relating to the eligibility of Employees to become
                              Participants;

                  (2) determining the appropriate allocations to Participants' Accounts pursuant to Section 6;

                  (3) determining the amount of benefits payable to a Participant (or Beneficiary), and the time and manner in which such benefits are to be paid;

                  (4) authorizing and directing all disbursements of Trust Assets by the Trustee;

                  (5)         establishing procedures in accordance with
                              Section 414(p) of the Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

                  (6)         engaging any administrative, legal,
                              accounting, clerical or other services that it may deem appropriate;

                  (7) construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

                  (8) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan;

                  (9) reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and Trust Agreement; and

                  (10) executing agreements and other documents on behalf of the Plan and Trust.

            The Committee shall be responsible for directing the Trustee as to the investment of Trust Assets. The Committee may delegate to the Trustee the responsibility for investing Trust Assets other than Stock. The Committee shall establish a funding policy and method for directing the Trustee to acquire Stock (and for otherwise investing the Trust Assets) in a manner that is consistent with the objectives of the Plan and the requirements of ERISA.

            The Committee shall perform its duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with rules and policies established by the Committee which shall be applicable on a nondiscriminatory basis. The Committee shall have the full and exclusive discretion to interpret and administer the Plan. All actions, interpretations and decisions of the Committee are conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

            (d) Expenses - All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Company may, however, pay all or any portion of such expenses directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

            (e) Information to be Submitted to the Committee - To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate in order to determine the benefits due or which may become due to Participants (or Beneficiaries) under the Plan.

            (f) Delegation of Fiduciary Responsibility - The Committee from time to time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA; provided, however, that responsibility for investment of the Trust Assets may not be allocated or delegated other than as provided in Section 16(c). Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances.

            (g) Bonding, Insurance and Indemnity - To the extent required under
Section 412 of ERISA, the Company shall secure fidelity bonding for the fiduciaries of the Plan.

            The Company (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The Company hereby agrees, to the maximum extent permitted by law, to indemnify and hold harmless the Committee and each of its designees under Section 16(f), who is an officer, director or employee of any Employer, against any and all claims, loss, damages, liability, expenses, including legal fees, costs, judgments, fines, settlements and other amounts actually and reasonably incurred, including in connection with any proceeding, arising by reason of the fact that such person is or was acting in such capacity.

            (h) Notices, Statements and Reports - The Company shall be the "Plan Administrator" (as defined in Section 3(16)(A) of ERISA and Section 414(g) of the Code) for purposes of the reporting and disclosure requirements of ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements. The Company shall be the designated agent of the Plan for the service of legal process.

Section 17.  Claims Procedure.

            A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Committee. The claim for benefits must be in writing and addressed to the Committee or to the Company. If the claim for benefits is denied, the Committee shall notify the Participant (or Beneficiary) in writing within 90 days after the Committee initially received the benefit claim. If there are special circumstances which require an extension of time for processing the claim for benefits, the Committee's decision shall be rendered not later than 180 days after receipt of a claim. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

            Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Committee. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Committee will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Committee's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Committee's decision shall be rendered not later than 120 days after receipt of a request for review. All decisions and interpretations of the Committee under this Section 17 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

Section 18.  Limitation on Participants' Rights.

            A Participant's Capital Accumulation will be based solely upon his vested interest in his Accounts and will be paid only from the Trust Assets. An Employer, the Committee or the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

            The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

Section 19.  Future of the Plan.

            The Company reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

            The Company specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

            If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which satisfies the requirements of Section 401(a) of the Code, the Accounts of only those Participants who are Employees on the effective date of termination will become nonforfeitable as of that date. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose. The Capital Accumulation of those Participants whose Service terminated prior to the effective date of Plan termination will continue to be determined pursuant to Section 10(a); and, to the extent that such Participants are not vested, the nonvested balances in their Accounts will become Forfeitures to be reallocated as of the effective date of Plan termination (even if they have not incurred a five-consecutive-year Break in Service).

            After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations may be distributed following termination of the Plan or distributions may be deferred as provided in Section 12, as the Company shall determine.

            In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

Section 20.  "Top-Heavy" Contingency Provisions.

            (a) The provisions of this Section 20 are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

            (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the Profit Sharing Plan and any other tax-qualified plan maintained by an Affiliate in which a "key employee" participates. The Plan and the Profit Sharing Plan (and any other plan required to be aggregated with the Plan) shall be "top-heavy" only if the total of the account balances under the Plan and the Profit Sharing Plan and such other plan for "key employees" as of the determination date exceeds 60% of the total of the account balances for all Participants. For such purpose, account balances shall be computed and adjusted pursuant to Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of the Company) and Beneficiaries described in Section 416(i)(1) or (5) of the Code.

            (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

                        (1)         3% of his Statutory Compensation; or

                        (2) the same percentage of his Statutory Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. 401(k) Contributions under the Profit Sharing Plan made by key employees during a Plan Year shall be included in determining the "key employee" with the highest percentage for such Plan Year.

For this purpose, Statutory Compensation of each Employee shall not take into account any amount in excess of $160,000 (as adjusted periodically after 1998 for increases in the cost of living).

            (d) As of the first day of any Plan Year in which the Plan has become "top-heavy," the applicable vesting schedule in Section 10(a)(2) shall be amended (with respect to any Employee who is credited with at least one Hour of Service after the Plan has become "top-heavy") to provide for vesting upon completion of at least three Years of Vesting Service; provided, however, that such vesting schedule described in this Section 20(d) is more favorable than the applicable schedule described in Section 10(a)(2) with respect to such affected Employee.

            If the Plan ceases to be "top-heavy," the Capital Accumulation of a Participant who, at that time, has less than three years of Service shall thereafter be determined under the applicable vesting schedule in Section 10(a)(2), instead of the vesting schedule in this Section 20(d), except that his nonforfeitable percentage shall not be reduced below the nonforfeitable percentage that he had at the time the Plan ceased to be "top-heavy." If the Plan ceases to be "top-heavy," the Capital Accumulation of a Participant who, at that time, has three or more years of Service shall continue to be determined under the vesting schedule in this Section 20(d).

Section 21.  Governing Law.

            The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of California, to the extent such laws are not superseded by ERISA.

Section 22.  Execution.

            To record this amendment and restatement of the Plan, the Company has caused this document to be executed on this _____ day of________________ 199
 .

                                  GRANITE CONSTRUCTION INCORPORATED


                                  By:
                                     ------------------------------------------
                                  Its:  David H. Watts, President & CEO

                                  By:
                                     ------------------------------------------
                                  Its:  Michael Futch, Secretary